UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2010 (May 18, 2010)
ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court	94043
Mountain View, California

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On May 18, 2010, the Board of Directors (the “Board”) of Alexza Pharmaceuticals, Inc., a Delaware corporation (the “Company”), elected Mark K. Oki, 41, as the Company’s Vice President, Finance, Controller and Principal Accounting Officer. Mr. Oki served as the Company’s Vice President, Finance and Controller since February 2010 and served as the Company’s Controller from April 2006 to February 2010.
From June 2001 to April 2006, Mr. Oki served as the Controller of Pharmacyclics, Inc., a publicly-traded development stage pharmaceutical company. From 1998 to 2001, Mr. Oki held several positions, most recently as Assistant Controller, at Incyte Genomics, Inc., now Incyte Corporation, a publicly-traded pharmaceutical company. From 1992 to 1997, Mr. Oki held several positions at Deloitte & Touche LLP, a public accounting firm. Mr. Oki received his B.S. degree in business administration with a concentration in accounting from San Jose State University.
Mr. Oki will continue to receive salary and participate in the Company’s benefit and compensation plans, including the Company’s 2009-2010 Performance Based Incentive Program, on the same terms and conditions as those applicable prior to commencement of his service as the Company’s principal accounting officer. Upon his election as the Company’s Vice President, Finance and Controller in February 2010, Mr. Oki entered into (i) an Indemnity Agreement with the Company, which provides, among other things, that the Company will indemnify Mr. Oki, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings that he is or may be made a party by reason of his position as an officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Restated Certificate of Incorporation and Bylaws, and (ii) a Change of Control Agreement with the Company, which provides for severance benefits and for the acceleration of then unvested stock options and restricted stock units in the event of termination in connection with a change of control of the Company. The terms of those agreements were not amended or otherwise modified in connection with commencement of Mr. Oki’s service as the Company’s principal accounting officer. The terms of the change of control agreements that the Company has entered into with each of its executive officers, including Mr. Oki, are more fully described in the information specifically incorporated by reference into Item 11 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 from its definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on April 6, 2010. The foregoing summary of the Change of Control Agreement and the Indemnity Agreement is qualified in its entirety by reference to the form of change of control agreement that the Company filed as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as filed with the SEC on March 10, 2009, and the form of indemnity agreement that the Company filed as an exhibit to its Form 8-K filed with the SEC on July 14, 2008.
(e) On February 24, 2009, the Board adopted its 2009-2010 Performance Based Incentive Program (the “Performance Program”) for the Company’s employees, including its executive officers. The Performance Program is a two-year incentive program that was adopted to motivate and retain the Company’s employees.
On May 19, 2010, each of Thomas B. King, August J. Moretti, James V. Cassella and Michael J. Simms (the “Executive Officers”) entered into an RSU Agreement (the “RSU Agreement”) with the Company to modify certain terms of the Performance Program applicable to the Executive Officers in order to increase the number of shares available to new hires and non-executive employees under the Company’s 2005 Equity Incentive Plan. Under the terms of the RSU Agreements, the restricted stock units for the Executive Officers under the Performance Program will be issued on January 3, 2011 and will vest on the later of (i) the date of issuance, or (ii) the date the U.S. Food and Drug Administration (“FDA”) approves the New Drug Application (the “NDA”) for the Company’s AZ-004 (Staccato® loxapine) product candidate. As consideration for the deferred issuance and vesting of the restricted stock units, the payout of 50% of the eligible cash bonus for the Executive Officers under the Performance Program has been potentially accelerated to ten days after the FDA approval of the NDA if such approval occurs prior to January 1, 2011. The balance of any earned cash bonus under the Performance Program will be paid according to the standard Company practice. No other provisions of the RSU Agreements had the effect of modifying the terms of the Performance Program. The foregoing summary of the RSU Agreements is qualified in its entirety by reference to the form of RSU Agreement that the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the three-month period ending June 30, 2010, with the SEC.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 18, 2010, for the following purposes:

•	to elect nine nominees for director, each to serve until the 2011 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal; and

•	to ratify the selection by the Audit and Ethics Committee of the Board of Directors of the Company of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.
At the meeting, each of Thomas B. King, Hal V. Barron, M.D., F.A.C.C., Andrew L. Busser, Samuel D. Colella, Alan D. Frazier, Deepika R. Pakianathan, Ph.D., J. Leighton Read, M.D., Gordon Ringold, Ph.D., and Isaac Stein were re-elected as directors of the Company. In addition to the election of the directors identified above, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2010. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

	For	Withheld	Broker Non-Votes
1. Election of Directors

Thomas B. King	29,277,572	32,422	5,655,073

Hal V. Barron, M.D., F.A.C.C.	22,996,373	6,313,621	5,655,073

Andrew L. Busser	29,252,793	57,201	5,655,073

Samuel D. Colella	28,732,858	577,136	5,655,073

Alan D. Frazier	29,264,575	45,419	5,655,073

Deepika R. Pakianathan, Ph.D.	28,721,799	588,195	5,655,073

J. Leighton Read, M.D.	29,245,691	64,303	5,655,073

Gordon Ringold, Ph.D.	28,703,258	606,736	5,655,073

Isaac Stein	29,013,269	296,725	5,655,073

	For	Against	Abstentions
2. Ratification of Ernst & Young LLP as independent registered public accounting firm for 2010	34,923,349	38,415	3,303

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: May 24, 2010	By:	/s/ Thomas B. King
Thomas B. King
President and Chief Executive Officer